Impact of Covid-19	12 Months Ended
Sep. 30, 2022
Impact of Covid-19 [Abstract]
IMPACT OF COVID-19

NOTE 21 – IMPACT OF COVID-19

The COVID-19 pandemic continues to spread in China and other parts of the world, and COVID-19 restrictions and controls in China have not been relaxed until the end of 2022. Although the Chinese government has now lifted the restrictions related to COVID-19, the COVID-19 pandemic still has negatively impacted, and may continue to negatively impact, the global economy and disrupt normal business activity, which may have an adverse effect on our results of operations.

The impacts of COVID-19 on the Company’s business, financial condition, and results of operations include, but are not limited to, the following:

●	The demand for consumer electronics including TVs, monitors, and entertainment devices has been reduced due to market saturation during the early stages of the pandemic. This has resulted in a decline in the Company’s sales of display modules during the fiscal year ended September 30, 2022, compared to the previous year.

●	The Company experienced some disruption to supply chain during the Chinese government mandated lockdowns, with suppliers increasing lead times and purchase price for raw materials. While all of the major suppliers are currently fully operational, any future disruption in their operations would impact the Company’s ability to manufacture and deliver the products to customers. In addition, reductions in commercial airline and cargo flights, disruptions to ports and other shipping infrastructure resulting from the pandemic have led to increased transport times to deliver materials and components to the Company’s facilities and to transfer the products to its key suppliers, and have also affected the Company’s ability to timely ship its products to customers. As a result of these supply chain disruptions, the Company had increased customer order lead times. This has limited the Company’s ability to fulfill orders with short lead times and it is therefore unable to satisfy all of the demand for its products in a timely manner, which did not have any material adverse impact on the relationship with its customers given the delay is an industrywide issue caused by the ongoing pandemic.

●	The Company’s credit policy typically requires payment within 30 to 120 days, and payments on the vast majority of our sales have been collected within 45 days. The Company’s average accounts receivable turnover period was approximately 55 days for the fiscal year ended September 30, 2022. Therefore, the Company’s payment collection has not been adversely impacted by the pandemic.

●	For the fiscal year ended September 30, 2022, the Company was able to repay all its debt and other obligations without taking advantage of any available payment deferral or forbearance term.

●	The Company’s workforce remained stable for the fiscal year ended September 30, 2022. The Company did not receive government subsidy or take advantage of any government assistance program in relation to the pandemic. The Company has complied with the various safety measures required by the local government and provided its employees with protective gears and regularly monitor and trace the health condition of its employees. However, the Company does not believe those safety measures have materially impacted its operation.